Long Term Debt	12 Months Ended
Dec. 31, 2011
Long-Term Debt [Abstract]
Long-Term Debt
9.	Long-Term Debt

	December 31,
	2011	2010
Revolving Credit Facility due 2017	339,000	442,328
Term Loan due through 2017	9,900	11,700

	348,900	454,028
Less current portion	(1,800)	(1,800)

Total	347,100	452,228

The Company and Teekay are parties to a revolving credit facility (or the Revolver). The Company is the borrower under Tranche A of the Revolver (or the Tranche A Revolver) and certain 100%-owned subsidiaries of Teekay are borrowers under Tranche B of the Revolver (or the Tranche B Revolver). If any borrower under the Tranche B Revolver is acquired by the Company, the borrowings and amount available under the Tranche B Revolver that are related to the acquired entity will be added to the Tranche A Revolver, upon certain conditions being met.

As of December 31, 2011, the Tranche A Revolver provided for borrowings of up to $616.5 million, of which $277.5 million was undrawn. The total available credit facility at December 31, 2011 remained unchanged from December 31, 2010, and the amount drawn under the Tranche A Revolver decreased as a result of a prepayment of $103.0 million made in February 2011 using the net proceeds from the Company’s February 2011 equity offering (see Note 3). The total amount available under the Tranche A Revolver reduces by a semi-annual amount of $33.9 million commencing in late 2012, and the Tranche A Revolver matures in 2017. The Tranche A Revolver may be prepaid at any time in amounts of not less than $5.0 million. Interest payments are based on LIBOR plus a margin of 0.60%. As at December 31, 2011, the weighted-average interest rate on the Tranche A Revolver was 1.01% (December 31, 2010 – 0.89%). The Tranche A Revolver is collateralized by first-priority mortgages granted on 14 of the Company’s vessels, together with other related security, and includes a guarantee from the Company for all outstanding amounts. The Tranche A Revolver requires that the Company and certain of its subsidiaries maintain minimum liquidity (cash, cash equivalents and undrawn committed revolving credit lines with more than six months to maturity) of $35.0 million and at least 5.0% of the Company’s total debt. As at December 31, 2011, the Company was in compliance with all its covenants on the Tranche A Revolver.

As at December 31, 2011, the Company had one term loan outstanding in the amount of $9.9 million. This term loan bears interest at a fixed-rate of 4.06%, requires quarterly principal payments of $0.45 million, and is collateralized by a first-priority mortgage on one of the Company’s vessels, together with certain other related security. The term loan is guaranteed by Teekay. The term loan requires that its subsidiary maintain a minimum hull coverage ratio of 115% of the total outstanding balance for the facility period. As at December 31, 2011, the Company was in compliance with all its covenants on its term loan.

The aggregate annual long-term debt principal repayments required to be made by the Company under the Tranche A Revolver and term loan subsequent to December 31, 2011 are $1.8 million (2012), $1.8 million (2013), $1.8 million (2014), $1.8 million (2015) and $341.7 million (2016 and thereafter).

The weighted-average effective interest rate on the Company’s long-term debt as at December 31, 2011 was 1.09% (December 31, 2010 – 0.97%). This rate does not reflect the effect of the Company’s interest rate swap agreements (see Note 10).